Exhibit 10.3

Execution Version

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 is dated as of February 29, 2012 (this “Amendment”) to the Registration Rights Agreement (as amended from time to time, the “Registration Rights Agreement”), dated as of February 2, 2011, by and among BankUnited, Inc., a Delaware corporation (the “Company”), WLR Recovery Fund IV, L.P., a Delaware limited partnership, WLR IV Parallel ESC, L.P., a Delaware limited partnership, and WLR/GS Master Co-Investment, L.P., a Delaware limited partnership, Carlyle Partners V, L.P., a Delaware limited partnership, Carlyle Partners V-A, L.P., a Delaware limited partnership, CP V Coinvestment A, L.P., a Delaware limited partnership, CP V Coinvestment B, L.P., a Delaware limited partnership, Carlyle Strategic Partners II, L.P., a Delaware limited partnership, CSP II Coinvestment, L.P., a Delaware limited partnership, and Carlyle Financial Services BU, L.P., a Delaware limited partnership, Centerbridge Capital Partners, L.P., a Delaware limited partnership, Centerbridge Capital Partners SBS, L.P., a Delaware limited partnership, Centerbridge Capital Partners Strategic, L.P., a Delaware limited partnership, CB BU Investors, L.L.C., a Delaware limited liability company, CB BU Investors II, L.L.C., a Delaware limited liability company, and CB BU Investors III, L.L.C., a Delaware limited liability company, and Blackstone Capital Partners V L.P., a Delaware limited partnership, Blackstone Capital Partners V-AC L.P., a Delaware limited partnership, Blackstone Family Investment Partnership V L.P., a Delaware limited partnership, and Blackstone Participation Partnership V L.P., a Delaware limited partnership, John A. Kanas, Rajinder P. Singh, Douglas Pauls and John Bohlsen, and each of the entities listed under the heading “Outside Stockholder” on the signature pages to the Registration Rights Agreement (together, the “Stockholders”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Registration Rights Agreement.

WHEREAS, Section 7.5 of the Registration Rights Agreement provides that the Registration Rights Agreement may only be amended by an instrument in writing executed by the Company and the Stockholders holding a majority of the shares collectively held by them;

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement as set forth herein; and

WHEREAS, this Amendment will apply to all Stockholders equally, without distinguishing between them.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

1.                                             Amendments.

(a)                                  The Preamble of the Registration Rights Agreement is hereby amended by deleting the phrase “CSP II Co-Investment, L.P.” and replacing it with the phrase “CSP II Coinvestment, L.P.”

(b)                                 The Preamble of the Registration Rights Agreement is hereby amended by adding immediately after the phrase “(the “Common Stock”)” in the penultimate sentence thereof the

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following:

“or shares of preferred stock of the Company designated as the “Series A Nonvoting Convertible Preferred Stock”, par value of one cent ($0.01) per share (the “Preferred Stock”)”.

(c)                                  The definition of “Affiliate” in the Registration Rights Agreement is hereby amended by deleting the word “Member” and replacing it with the word “Stockholder”.

(d)                                 The definition of “Original Amount” in the Registration Rights Agreement is hereby amended by:

(i)                                     adding immediately after the phrase “number of shares” the phrase “of Common Stock”; and

(ii)                                  deleting the punctuation mark “)” at the end of such paragraph.

(e)                                  The definition of “shares” in the Registration Rights Agreement is hereby amended by deleting the phrase “Common Stock of the Company” and replacing it with the following:

“Preferred Stock or shares of Common Stock of the Company, including shares of Common Stock issuable upon conversion of shares of Preferred Stock”.

(f)                                    Article I (Definitions) of the Registration Rights Agreement is hereby amended by adding to the end of such Article the following:

“For purposes of this Agreement, unless otherwise provided, any calculation of any number, percentage or the majority of shares shall be calculated assuming that all shares of Preferred Stock held by all Stockholders shall have been fully converted into Common Stock prior to such calculation (without regard to any limitations on conversion to which the Preferred Stock may then be subject).”

(g)                                 Section 2.2 (Right to Piggyback on a Non-Shelf Registered Offering) of the Registration Rights Agreement is hereby amended by deleting the phrase “Common Stock” and replacing it with the word “shares”.

(h)                                 Section 4.3(d) (Non-Shelf Registered Offerings and Shelf Takedowns) of the Registration Rights Agreement is hereby amended by deleting such Section 4.3(d) and replacing it in its entirety with the following:

“(d)                           cause all shares of Common Stock being sold to be qualified for inclusion in or listed on the New York Stock Exchange or any other U.S. securities exchange on which shares of Common Stock issued by the Company are then so qualified or listed if so requested by the Stockholders, or if so requested by the underwriter or underwriters of an underwritten offering of shares, if any;”

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(i)                                     Section 7.9(b) (Other Business for Non-Management Stockholders) of the Registration Rights Agreement is hereby amended by replacing the words “any Non-Management Stockholder and its Affiliates (provided that for purposes of this Section 7.9, the term “Affiliate” shall specifically exclude each of the Persons listed on Schedule 7.9 with respect to the Stockholder or Stockholders listed beside the name of such Person on Schedule 7.9) cease to hold collectively a number of shares that represents at least” with the following:

“the aggregate of (i) the number of shares of Common Stock owned by a Non-Management Stockholder and its Affiliates, plus (ii) the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock, if any, owned by such Non- Management Stockholder and its Affiliates (without regard to any limitations on conversion that may apply pursuant to the terms of the Preferred Stock) together represent less than”.

(j)                                     Section 7.9 (Other Business for Non-Management Stockholders) of the Registration Rights Agreement is hereby amended by adding to the end of such Section the following:

“For purposes of this Section 7.9, the term “Affiliate” shall specifically exclude each of the Persons listed on Schedule 7.9 with respect to the Stockholder or Stockholders listed beside the name of such Person on Schedule 7.9.”

2.                                             Miscellaneous.

(a)                                  Amendment; Conflicts. This Amendment shall only serve to amend and modify the Registration Rights Agreement to the extent specifically provided herein. All terms, conditions, provisions and references of and to the Registration Rights Agreement which are not specifically modified, amended and/or waived herein shall remain in full force and effect and shall not be altered by any provisions herein contained. In the event of any conflict or inconsistency between the provisions of the Registration Rights Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

(b)                                 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(c)                                  Consent to Jurisdiction and Service of Process. The parties to this Amendment hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Amendment.

(d)                                 Counterparts. This Amendment may be executed in multiple counterparts, including by means of facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

INVESTOR STOCKHOLDERS:

WLR RECOVERY FUND IV, L.P.
By: WLR Recovery Associates IV LLC
Its General Partner

By: WL Ross Group, L.P.
Its Managing Member

By: El Vedado, LLC
Its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:
Title:

WLR IV PARALLEL ESC, L.P.
By: WLR Recovery Associates IV LLC
Its Attorney-in-fact

By: WL Ross Group, L.P.
Its Managing Member

By: El Vedado, LLC
Its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:
Title:

WLR/GS MASTER CO-INVESTMENT, L.P.
By: WLR Master Co-Investment GP LLC
Its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Name:
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CARLYLE PARTNERS V, L.P.

By:	TC GROUP V, L.P., its general partner

By:	TC GROUP V MANAGING GP,
L.L.C., its general partner

By:	TC GROUP, L.L.C., its sole member

By:	TCG HOLDINGS, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

CARLYLE PARTNERS V-A, L.P.

By:	TC GROUP V, L.P., its general partner

By:	TC GROUP V MANAGING GP,
L.L.C., its general partner

By:	TC GROUP, L.L.C., its sole member

By:	TCG HOLDINGS, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CP V COINVESTMENT A, L.P.

By:	TC GROUP V, L.P., its general partner

By:	TC GROUP V MANAGING GP,
L.L.C., its general partner

By:	TC GROUP, L.L.C., its sole member

By:	TCG HOLDINGS, L.L.C., its managing
member

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

CP V COINVESTMENT B, L.P.

By:	TC GROUP V, L.P., its general partner

By:	TC GROUP V MANAGING GP,
L.L.C., its general partner

By:	TC GROUP, L.L.C., its sole member

By:	TCG HOLDINGS, L.L.C., its managing
member

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CARLYLE STRATEGIC PARTNERS II, L.P.

By:	CSP II GENERAL PARTNER, L.P., its
general partner

By:	TC GROUP CSP II, L.L.C., its general
partner

By:	TC GROUP CAYMAN INVESTMENT
HOLDINGS, L.P., its managing member

By:	TCG HOLDINGS CAYMAN II, L.P.,
its general partner

By:	DBD CAYMAN, LIMITED, its general
partner

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CSP II COINVESTMENT, L.P.

By:	CSP II GENERAL PARTNER, L.P., its general partner

By:	TC GROUP CSP II, L.L.C., its general partner

By:	TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P., its managing member

By:	TCG HOLDINGS CAYMAN II, L.P., its general partner

By:	DBD CAYMAN, LIMITED, its general partner

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Director

CARLYLE FINANCIAL SERVICES BU, L.P.

By:	TCG FINANCIAL SERVICES L.P., its general partner

By:	CARLYLE FINANCIAL SERVICES, LTD., its general partner

By:	/s/ Daniel A. D’Aniello
	Name:	Daniel A. D’Aniello
	Title:	Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CENTERBRIDGE CAPITAL PARTNERS, L.P.

By:	Centerbridge Associates, L.P., its
general partner

By:	Centerbridge GP Investors, LLC, its
general partner

By:	/s/ Susanne V. Clark
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.

By:	Centerbridge Associates, L.P., its
general partner

By:	Centerbridge GP Investors, LLC, its
general partner

By:	/s/ Susanne V. Clark
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS
STRATEGIC, L.P.

By:	Centerbridge Associates, L.P., its
general partner

By:	Centerbridge GP Investors, LLC, its
general partner

By:	/s/ Susanne V. Clark
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CB BU INVESTORS, L.L.C.

By:	Centerbridge Associates, L.P., its
manager

By:	Centerbridge GP Investors, LLC, its
general partner

By:	/s/ Susanne V. Clark
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

CB BU INVESTORS II, L.L.C.

By:	Centerbridge Associates, L.P., its
general partner

By:	Centerbridge GP Investors, LLC, its
general partner

By:	/s/ Susanne V. Clark
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

CB BU INVESTORS III, L.L.C.

By:	Centerbridge Associates, L.P., its
manager

By:	Centerbridge GP Investors, LLC, its
general partner

By:	/s/ Susanne V. Clark
	Name:	Susanne V. Clark
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

BLACKSTONE CAPITAL PARTNERS V L.P.

By:	Blackstone Management Associates V
L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ CHINH CHU
	Name:	CHINH CHU
	Title:	SENIOR MANAGING DIRECTOR

BLACKSTONE CAPITAL PARTNERS V-AC L.P.

By:	Blackstone Management Associates V
L.L.C., its General partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ CHINH CHU
	Name:	CHINH CHU
	Title:	SENIOR MANAGING DIRECTOR

BLACKSTONE FAMILY INVESTMENT
PARTNERSHIP V L.P

By:	BCP V Side-by-Side GP L.L.C., its
General partner

By:	/s/ CHINH CHU
	Name:	CHINH CHU
	Title:	SENIOR MANAGING DIRECTOR

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

BLACKSTONE PARTCIPATION
PARTNERSHIP V L.P.

By:	BCP V Side-by-Side GP L.L.C., its
General partner

By:	/s/ CHINH CHU
	Name:	CHINH CHU
	Title:	SENIOR MANAGING DIRECTOR

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

MANAGEMENT STOCKHOLDERS:

/s/ John Adam Kanas
John Adam Kanas

/s/ Rajinder P. Singh
Rajinder P. Singh

/s/ Douglas Pauls
Douglas Pauls

/s/ John Bohlsen
John Bohlsen

KANAS 2011 ANNUITY TRUST

By:	/s/ John Kanas
	Name:	John Kanas
Title:

BOHLSEN 2010 ANNUITY TRUST

By:	/s/ John Bohlsen
	Name:	John Bohlsen
Title:

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

COMPANY:

BANKUNITED, INC.

By:	/s/ Douglas J. Pauls
Name:	Douglas J. Pauls
Title:	CFO

[Signature Page to Amendment No. 1 to Registration Rights Agreement]